UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2017

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 M-63 North, Benton Harbor, Michigan		49022-2692
(Address of Principal Executive Offices)		(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Contract

On November 9, 2017, Whirlpool Finance Luxembourg S.à. r.l. (“Whirlpool Finance”), an indirect, wholly-owned finance subsidiary of Whirlpool Corporation (the “Company”), closed its offering of €600,000,000 aggregate principal amount of 1.100% Senior Notes due 2027 (the “Notes”), in a public offering pursuant to a registration statement on Form S-3, as amended by the Post-Effective Amendment No. 1 thereto (File No. 333-203704), and a preliminary prospectus supplement and prospectus supplement related to the offering of the Notes, each as previously filed with the Securities and Exchange Commission. The Company has fully and unconditionally guaranteed the Notes on a senior unsecured basis (the “Guarantee” and, together with the Notes, the “Securities”). The Securities were issued under an indenture (the “Indenture”), dated November 2, 2016, among Whirlpool Finance, as issuer, the Company, as parent guarantor, and U.S. Bank National Association, as trustee, as supplemented by an officers’ certificate establishing the terms and providing for the issuance of the Notes (the “Certificate of Designated Officers”). The sale of the Securities was made pursuant to the terms of an Underwriting Agreement, dated November 6, 2017 (the “Underwriting Agreement”), among Whirlpool Finance as issuer, the Company, as parent guarantor and BNP Paribas, J.P. Morgan Securities plc, Mizuho International plc, Goldman Sachs & Co. LLC, Deutsche Bank AG, London Branch and Wells Fargo Securities International Limited, as underwriters.

The Company intends to use the net proceeds from the sale of the Notes for general corporate purposes, including the repayment of commercial paper borrowings.

Kirkland & Ellis LLP, U.S. counsel to the Company and Whirlpool Finance, has issued an opinion to the Company and Whirlpool Finance, dated November 9, 2017, regarding certain legal matters with respect to the Securities, and Baker & McKenzie Luxembourg, Luxembourg counsel to Whirlpool Finance, has issued an opinion to Whirlpool Finance, dated November 9, 2017, regarding the Notes. Copies of these opinions are filed as Exhibits 5.1 and 5.2 hereto, respectively.

The foregoing description of the Underwriting Agreement and the Certificate of Designated Officers does not purport to be complete and is qualified in its entirety by reference to the full text of each of the foregoing, which are filed with this report as Exhibits 1.1 and 4.1, respectively. Each of the foregoing documents is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document

1.1	Underwriting Agreement, dated November 6, 2017, among Whirlpool Finance Luxembourg S.à. r.l., Whirlpool Corporation, BNP Paribas, J.P. Morgan Securities plc, Mizuho International plc, Goldman Sachs & Co. LLC, Deutsche Bank AG, London Branch and Wells Fargo Securities International Limited.

4.1	Certificate of Designated Officers of Whirlpool Corporation and Whirlpool Finance Luxembourg S.à. r.l., dated November 9, 2017.

5.1	Opinion of Kirkland & Ellis LLP.

5.2	Opinion of Baker & McKenzie Luxembourg.

12.1	Ratio of Earnings to Fixed Charges.

23.1	Consent of Kirkland & Ellis LLP (contained in Exhibit 5.1).

23.2	Consent of Baker & McKenzie Luxembourg. (contained in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

November 9, 2017	By:	/S/ BRIDGET K. QUINN
		Name:	Bridget K. Quinn
		Title:	Group Counsel and Corporate Secretary